NeoPhotonics Reports Fourth Quarter and Fiscal Year 2017 Financial Results

•	Revenue of $76.9 million for the quarter, up 8% sequentially

•	High Speed Products represented 84% of total revenue for the quarter

SAN JOSE, Calif. - March 1, 2018 - NeoPhotonics Corporation (NYSE: NPTN), a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and data center applications, today announced financial results for its fourth quarter and fiscal year ended December 31, 2017.

“In the fourth quarter, NeoPhotonics delivered solid revenue of $76.9 million, representing 8% growth over the prior quarter, while continuing to focus on reducing inventory and operating expenses. Driving this growth was a combination of increasing demand from our Chinese customers, where we believe customer inventory levels have normalized for our products, and stable demand in the other regions we serve,” said Tim Jenks, Chairman and CEO of NeoPhotonics. “We are seeing design win strength in our new 400G and 600G product offerings across all three of our leading components as well as with our CFP-DCO and Multi-Cast Switch modules. While continuing uncertainty around the timing of provincial and 5G trial tenders within China may overshadow growth from our new products in the short term, we believe the mid- and long-term market drivers for our business are compelling,” concluded Mr. Jenks.

Fourth Quarter Summary

•	Revenue was $76.9 million, an 8% increase from the prior quarter

•	Gross margin was 20.4%, compared to 14.8% in the prior quarter

•	Non-GAAP Gross margin was 21.3%, compared to 18.6% in the prior quarter

•	Net loss was $14.3 million, compared to a net loss of $18.2 million in the prior quarter

•	Non-GAAP net loss was $11.7 million, compared to a net loss of $10.9 million in the prior quarter

•	Diluted net loss per share was $0.32, in comparison to a net loss of $0.42 per share in the prior quarter

•	Non-GAAP diluted net loss per share was $0.27, compared to a net loss of $0.25 in the prior quarter

•	Adjusted EBITDA was negative $0.4 million, compared to negative $4.5 million in the prior quarter

Non-GAAP results in the fourth quarter of 2017 exclude $0.2 million of asset sale related costs and amortization of acquisition-related intangibles, $2.5 million of stock-based compensation expense, $0.2 million of gain on asset sales and $0.6 million of restructuring charges. A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.

Annual Summary

•	Revenue in 2017 was $292.9 million, compared to $411.4 million in 2016

•	Gross margin was 21.0%, compared to 28.5% in 2016

•	Non-GAAP Gross margin was 22.5%, compared to 29.9% in 2016

•	Net loss for the full year was $53.3 million, compared to a net loss of $0.2 million in 2016

•	Non-GAAP net loss for the full year was $39.9 million, compared to net income of $23.0 million in 2016

•	Diluted net loss per share was $1.23, compared to a breakeven in 2016

•	Non-GAAP diluted net loss per share was $0.92, compared to earnings of $0.50 in 2016

•	Adjusted EBITDA was negative $10.1 million, compared to positive $45.1 million in 2016

Non-GAAP results in fiscal 2017 exclude $1.5 million of asset sale related costs and amortization of acquisition-related intangibles, $8.2 million of stock-based compensation expense, $2.2 million of gain on asset sales and $6.7 million of restructuring and litigation charges and end-of-life inventory write-downs. A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.

As of December 31, 2017, cash and cash equivalents, short-term investments and restricted cash, together totaled $93.9 million, compared to $73.7 million at September 30, 2017. Restricted cash as of December 31, 2017 was $2.7 million, down from $2.9 million at September 30, 2017.

Outlook for the Quarter Ending March 31, 2018

	GAAP	Non-GAAP
Revenue	$67 to $73 million
Gross Margin	15% to 19%	16% to 20%
Operating Expenses	$26 to $27 million	$23 to $24 million
Earnings per share	$0.40 to $0.30 net loss	$0.32 to $0.22 net loss

The Non-GAAP outlook for the first quarter of 2018 excludes the impact of expected amortization of intangibles of approximately $0.3 million, the anticipated impact of stock-based compensation of approximately $3.1 million, of which $0.6 million is estimated for cost of goods sold and $0.1 million for the expected impact of restructuring charges.

Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures

The Company’s non-GAAP and adjusted EBITDA measures exclude certain GAAP financial measures. A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release. These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Conference Call

The Company will host a conference call today, Thursday, March 1, 2018 at 4:30 P.M. Eastern Time (1:30 P.M. Pacific Time). The call will be available, live, to interested parties by dialing 888-394-8218. For international callers, please dial +1-323-794-2149. The Conference ID number is 2895020. A live webcast will be available in the Investor Relations section of NeoPhotonics’ website at: http://ir.neophotonics.com/phoenix.zhtml?c=236218&p=irol-calendar.

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and remain available for approximately 30 calendar days.

About NeoPhotonics

NeoPhotonics is a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and datacenter applications. The Company’s products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2000 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China. For additional information visit www.neophotonics.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the following topics: future financial results, demand for the Company’s high-speed products, the Company’s market position, the outlook for the China market, and industry trends. Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: the Company’s reliance on a small number of customers for a substantial portion of its revenues; market growth in China and other key countries; possible reduction in or volatility of customer orders or delays in shipments of products to customers; timing of customer drawdowns of vendor-managed inventory; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; ability of the Company to meet customer demand; economic conditions or natural disasters; volatility in utilization of manufacturing operations, supporting utility services and other manufacturing costs; the savings anticipated from cost reduction actions and the impact of severance costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; potential pricing pressure that may arise from changing supply or demand conditions in the industry; the impact of any previous or future acquisitions or divestitures; challenges involving integration of acquired businesses and utilization of acquired technology or divestitures of assets and related product lines; the impact of the sale of the low speed transceiver product lines and the discontinuance or end of life of certain other products; market adoption, revenue growth and margins of acquired products; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2016 and its Form 10-Q for the nine months ended September 30, 2017. All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

NeoPhotonics Corporation
Beth Eby, +1-408-895-6086
Chief Financial Officer
ir@neophotonics.com

Sapphire Investor Relations, LLC
Erica Mannion, +1-617-542-6180
Investor Relations
ir@neophotonics.com

©2018 NeoPhotonics Corporation. All rights reserved. NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation. All other marks are the property of their respective owners.

NeoPhotonics Corporation
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	As of
	Dec. 31, 2017	Dec. 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$78,906	$82,500
Short-term investments	12,311	19,015
Restricted cash	2,658	4,085
Accounts receivable, net	67,229	80,610
Inventories, net	67,301	48,237
Assets held for sale	—	13,953
Prepaid expenses and other current assets	36,235	22,396
Total current assets	264,640	270,796
Property, plant and equipment, net	127,565	106,867
Purchased intangible assets, net	4,294	5,562
Goodwill	1,115	1,115
Other long-term assets	5,339	6,547
Total assets	$402,953	$390,887

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$69,017	$84,766
Notes payable and short-term borrowing	35,607	30,190
Current portion of long-term debt	6,005	747
Accrued and other current liabilities	43,242	30,625
Total current liabilities	153,871	146,328
Long-term debt, net of current portion	40,556	10,215
Other noncurrent liabilities	14,075	8,939
Total liabilities	208,502	165,482

Stockholders’ equity:
Common stock	111	106
Additional paid-in capital	545,953	532,378
Accumulated other comprehensive income (loss)	398	(8,401)
Accumulated deficit	(352,011)	(298,678)
Total stockholders’ equity	194,451	225,405
Total liabilities and stockholders’ equity	$402,953	$390,887

NeoPhotonics Corporation
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2017	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Revenue	$76,871	$71,121	$109,837	$292,894	$411,423
Cost of goods sold (1)	61,185	60,608	78,804	231,415	294,290
Gross profit	15,686	10,513	31,033	61,479	117,133
Gross margin	20.4%	14.8%	28.3%	21.0%	28.5%
Operating expenses:
Research and development (1)	13,875	14,662	15,170	58,287	57,376
Sales and marketing (1)	4,847	4,071	4,921	17,760	18,595
General and administrative (1)	7,661	7,637	7,662	34,453	34,409
Amortization of purchased intangible assets	117	119	234	472	1,609
Acquisition and asset sale related costs	(99)	78	1,202	130	2,125
Restructuring charges	384	2,829	—	3,934	—
Gain on asset sale	(193)	—	—	(2,193)	—
Total operating expenses	26,592	29,396	29,189	112,843	114,114
Income (loss) from operations	(10,906)	(18,883)	1,844	(51,364)	3,019
Interest income	57	37	76	198	303
Interest expense	(619)	(495)	(98)	(1,362)	(402)
Other income (expense), net	(93)	(41)	1,300	104	472
Total interest and other income (expense), net	(655)	(499)	1,278	(1,060)	373
Income (loss) before income taxes	(11,561)	(19,382)	3,122	(52,424)	3,392
Income tax (provision) benefit	(2,722)	1,195	(1,126)	(909)	(3,597)
Net income (loss)	$(14,283)	$(18,187)	$1,996	$(53,333)	$(205)
Basic net income (loss) per share	$(0.32)	$(0.42)	$0.05	$(1.23)	(0.00)
Diluted net income (loss) per share	$(0.32)	$(0.42)	$0.04	$(1.23)	(0.00)
Weighted average shares used to compute basic net income (loss) per share	44,079	43,790	42,421	43,431	41,798
Weighted average shares used to compute diluted net income (loss) per share	44,079	43,790	45,767	43,431	41,798

(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$287	$340	$1,525	$1,098	$3,130
Research and development	712	606	252	2,491	4,760
Sales and marketing	527	393	501	1,697	4,105
General and administrative	988	595	353	2,920	5,081
Total stock-based compensation expense	$2,514	$1,934	$2,631	$8,206	$17,076

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2017	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
NON-GAAP GROSS PROFIT:
GAAP gross profit	$15,686	$10,513	$31,033	$61,479	$117,133
Stock-based compensation expense	287	340	1,525	1,098	3,130
Amortization of purchased intangible assets	203	202	329	870	2,871
Depreciation of acquisition-related fixed asset step-up	(68)	(68)	(67)	(270)	(261)
End-of-life related inventory write-down	—	1,975	—	1,975	—
Restructuring charges	248	285	—	812	—
Non-GAAP gross profit	$16,356	$13,247	$32,820	$65,964	$122,873
Non-GAAP gross margin as a % of revenue	21.3%	18.6%	29.9%	22.5%	29.9%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP total operating expenses	$26,592	$29,396	$29,189	$112,843	$114,114
Stock-based compensation expense	(2,227)	(1,594)	(1,106)	(7,108)	(13,946)
Amortization of purchased intangible assets	(117)	(119)	(234)	(472)	(1,609)
Depreciation of acquisition-related fixed asset step-up	(69)	(71)	(79)	(285)	(334)
Acquisition and asset sale related costs	99	(78)	(1,202)	(130)	(2,125)
Restructuring charges	(384)	(2,829)	—	(3,934)	—
Litigation	—	—	—	64	—
Gain on asset sale	193	—	—	2,193	—
Non-GAAP total operating expenses	$24,087	$24,705	$26,568	$103,171	$96,100
Non-GAAP total operating expenses as a % of revenue	31.3%	34.7%	24.2%	35.2%	23.4%

NON-GAAP OPERATING INCOME (LOSS):
GAAP income (loss) from operations	$(10,906)	$(18,883)	$1,844	$(51,364)	$3,019
Stock-based compensation expense	2,514	1,934	2,631	8,206	17,076
Amortization of purchased intangible assets	320	321	563	1,342	4,480
Depreciation of acquisition-related fixed asset step-up	1	3	12	15	73
Acquisition and asset sale related costs	(99)	78	1,202	130	2,125
End-of-life related inventory write-down	—	1,975	—	1,975	—
Restructuring charges	632	3,114	—	4,746	—
Litigation	—	—	—	(64)	—
Gain on asset sale	(193)	—	—	(2,193)	—
Non-GAAP income (loss) from operations	$(7,731)	$(11,458)	$6,252	$(37,207)	$26,773
Non-GAAP operating margin as a % of revenue	(10.1)%	(16.1)%	5.7%	(12.7)%	6.5%

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited) (Continued)
(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2017	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
NON-GAAP NET INCOME (LOSS):
GAAP net income (loss)	$(14,283)	$(18,187)	$1,996	$(53,333)	$(205)
Stock-based compensation expense	2,514	1,934	2,631	8,206	17,076
Amortization of purchased intangible assets	320	321	563	1,342	4,480
Depreciation of acquisition-related fixed asset step-up	1	3	12	15	73
Acquisition and asset sale related costs	(99)	78	1,202	130	2,125
End-of-life related inventory write-down	—	1,975	—	1,975	—
Restructuring charges	632	3,114	—	4,746	—
Litigation	—	—	—	(64)	—
Gain on asset sale	(193)	—	—	(2,193)	—
Income tax effect of Non-GAAP adjustments	(637)	(114)	(114)	(754)	(513)
Non-GAAP net income (loss)	$(11,745)	$(10,876)	$6,290	$(39,930)	$23,036
Non-GAAP net income (loss) as a % of revenue	(15.3)%	(15.3)%	5.7%	(13.6)%	5.6%

ADJUSTED EBITDA:
GAAP net income (loss)	$(14,283)	$(18,187)	$1,996	$(53,333)	$(205)
Stock-based compensation expense	2,514	1,934	2,631	8,206	17,076
Amortization of purchased intangible assets	320	321	563	1,342	4,480
Depreciation of acquisition-related fixed asset step-up	1	3	12	15	73
Acquisition and asset sale related costs	(99)	78	1,202	130	2,125
End-of-life related inventory write-down	—	1,975	—	1,975	—
Restructuring charges	632	3,114	—	4,746	—
Litigation	—	—	—	(64)	—
Gain on asset sale	(193)	—	—	(2,193)	—
Interest expense, net	562	458	22	1,164	99
Provision (benefit) for income taxes	2,722	(1,195)	1,126	909	3,597
Depreciation expense	7,402	7,016	4,905	27,010	17,847
Adjusted EBITDA	$(422)	$(4,483)	$12,457	$(10,093)	$45,092
Adjusted EBITDA as a % of revenue	(0.5)%	(6.3)%	11.3%	(3.4)%	11.0%

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic net income (loss) per share	$(0.32)	$(0.42)	$0.05	$(1.23)	(0.00)
GAAP diluted net income (loss) per share	$(0.32)	$(0.42)	$0.04	$(1.23)	(0.00)
Non-GAAP basic net income (loss) per share	$(0.27)	$(0.25)	$0.15	$(0.92)	$0.55
Non-GAAP diluted net income (loss) per share	$(0.27)	$(0.25)	$0.13	$(0.92)	$0.50

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	44,079	43,790	42,421	43,431	41,798
SHARES USED TO COMPUTE GAAP DILUTED NET INCOME (LOSS) PER SHARE	44,079	43,790	45,767	43,431	41,798
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME (LOSS) PER SHARE	44,079	43,790	47,126	43,431	46,133